Exhibit (j)

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Counsel and Independent Auditors" in this Registration Statement (Form N-1A Nos. 2-56878 and 811-2653) of Dreyfus Bond Funds, Inc.

New York, New York January 28, 2003	ERNST & YOUNG LLP